EXHIBIT 10(c)

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as amended, modified, or supplemented from time to time, this "Agreement"), made effective June 29, 2001, by and between AIRBORNE, INC., a Delaware corporation, having a place of business at 3101 Western Avenue, Seattle, Washington 98121 (the "Grantor"), and WACHOVIA BANK, N.A., a national banking association in its capacity as Collateral Agent for the Lenders (as defined below) (the "Collateral Agent"), having offices located at 191 Peachtree Street, Atlanta, GA 30303.

PRELIMINARY STATEMENTS:

(1)                                       Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Certain terms used herein are defined in Section 1 hereof.

(2)                                       This Agreement is one of the "Collateral Documents" described in, and is made pursuant to, that certain Amended and Restated Credit Agreement dated as of the Closing Date, by and among Airborne Express, Inc., a Delaware corporation ("Express") and formerly known as Airborne Freight Corporation, a Delaware corporation ("AFC"), ABX Air, Inc., a Delaware corporation ("ABX" and Express, each, a "Borrower" and together, jointly and severally, the "Borrowers"), the Grantor, as "Parent," the financial institutions named as lenders therein (together with their respective successors and assigns, the "Lenders" and, each individually, a "Lender"), and Wachovia Bank, N.A., a national banking association ("Wachovia"), as the Administrative Agent for the Lenders under the agreement and as Collateral Agent, which agreement amends and restates that certain Credit Agreement dated as of July 27, 2000, by and among AFC, the Lenders, and Wachovia as Administrative Agent and Collateral Agent as amended by that certain First Amendment to Credit Agreement dated as of April 20, 2001, by and among Airborne, Inc., a Delaware corporation ("Airborne"), the Lenders, and Wachovia as Administrative Agent, as further amended by that certain Second Amendment to Credit Agreement dated as of May 31, 2001, by and among Airborne, the Lenders, and Wachovia as Administrative Agent (collectively, together with any and all concurrent or subsequent exhibits, schedules, extensions, supplements, amendments or modifications thereto, the "Credit Agreement"). Pursuant to a Joinder Agreement dated as of December 26, 2000, Airborne assumed AFC's obligations as "Borrower" under the Credit Agreement, and AFC was released from its obligations as "Borrower" under the Credit Agreement.

(3)                                       The Credit Agreement provides for, among other things, loans or advances, the issuance of letters of credit, and other extensions of credit to or for the benefit of the Borrowers of up to $275,000,000, with such loans or advances being evidenced by promissory notes (the "Facility Notes").

(4)                                       AFC entered into an Indenture dated as of December 15, 1992, as supplemented by that certain First Supplemental Indenture dated as of September 15, 1995, relating to Express' 7.35% Notes Due 2005 as further supplemented by that certain Second Supplemental Indenture Relating to AFC's 8-7/8% Notes Due 2002 dated February 12, 1997, and as further supplemented by that certain Third Supplemental Indenture dated as of the Closing Date (herein, as amended or otherwise modified, restated, supplemented or replaced from time to time, the "Indenture"), pursuant to which Express, formerly known as AFC, (i) may issue and sell its debentures, notes, or other evidences of indebtedness and (ii) has, prior to the date hereof, issued and sold to certain purchasers (the "Noteholders," such term to include their successors and assigns) (A) $100,000,000 aggregate original principal amount of its 7.35% Notes (the "1995 Notes") and (B) $100,000,000 aggregate original principal amount of its "8-7/8% Notes Due December 15, 2002" (the "1992 Notes," and together with the 1995 Notes, the "Indenture Debt," such term to include all debentures, notes, or other evidences of indebtedness issued pursuant to the Indenture in addition to, issued in exchange for, or issued in replacement of any Indenture Debt existing on the date hereof). Express, in its capacity as issuer of the Indenture Debt, together with its successors and assigns, shall be referred to herein as the "Indenture Debt Issuer."

(5)                                       Subject to certain exceptions which are not applicable hereto, Section 1008 of the Indenture prohibits any Grantor from creating any security interests in certain of the Grantor's property unless the Indenture Debt is equally and ratably secured by such security interest.

(6)                                       The Grantor is the owner of certain securities of Airborne Credit, Inc., set forth and described on Exhibit "A" attached hereto and by reference made part hereof, together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such securities, and together with the proceeds thereof (herein collectively the "Pledged Collateral"). The Pledged Collateral shall constitute "Collateral" as such term is used in the Credit Agreement.

(7)                                       This Agreement is made in favor of the Collateral Agent for the benefit of the Lenders and the Noteholders (collectively the "Secured Creditors") to equally and ratably secure the Secured Obligations (as defined herein).

(8)                                       It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that the Grantor shall have executed and delivered to the Collateral Agent this Agreement.

(9)                                       The Grantor's desire to execute this Agreement to satisfy the conditions described in the preceding paragraphs (5) and (8).

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Collateral Agent to extend credit from time to time to the Grantor and/or to either of the Borrowers, Grantor and Collateral Agent hereby agree as follows:

1.                  Certain Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

"Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

"Collateral Agent Expenses" shall mean (a) all costs or expenses which the Grantor is required to pay or cause to be paid under this Agreement or any other Collateral Document and which are paid or advanced by the Collateral Agent pursuant to the provisions of the Collateral Documents; (b) all taxes and insurance premiums of every nature and kind which any Borrower is required to pay or cause to be paid under this Agreement or any other Collateral Document and which are paid or advanced by the Collateral Agent pursuant to the provisions of any Collateral Document; (c) all filing, recording, publication and search fees paid or incurred by the Collateral Agent in connection with the transactions contemplated by this Agreement or the other Collateral Documents; (d) all costs and expenses paid or incurred by the Collateral Agent (with or without suit), to correct any default or enforce any provisions of any Collateral Document or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and/or advertising to sell the Pledged Collateral, whether or not a sale is consummated; (e) all costs and expenses of suit paid or incurred by the Collateral Agent in enforcing or defending this Agreement or any other Collateral Document; and (f) attorneys' fees and expenses paid or incurred by the Collateral Agent in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement or any other Collateral Document, whether or not suit is brought, and including any action brought in any Insolvency Proceeding.

"Credit Agreement" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Event of Default" shall have the meaning given to such term in Section 11.

"Facility Obligations" shall mean all "Obligations" as such term is defined in the Credit Agreement.

"Indenture" shall have the meaning given such term in the Preliminary Statements of this Agreement.

"Indenture Debt" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Indenture Documents" shall mean the Indenture, all documents or instruments evidencing the Indenture Debt and all other documents now or hereafter executed and delivered by the Indenture Debt Issuer, the Parent, or any subsidiary, including and without limitation either of the Borrowers and the Grantor for the benefit of the Trustee or Noteholders.

"Insolvency Proceeding" shall mean any proceeding commenced by or against any person or entity, under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

"Lender" and "Lenders" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Noteholder" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Pledged Collateral" shall have the meaning given such term in Section 2.

"Pledged Proceeds" shall have the same meaning as the term "proceeds" under the UCC or under other relevant law and, in any event, shall include, but not be limited to (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or Grantor from time to time with respect to any of the Pledged Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any Person acting under color of governmental authority); (iii) any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts, or other tangible and intangible property of the Grantor resulting from the sale (authorized or unauthorized) or other disposition of the Pledged Collateral, and any proceeds of such proceeds; (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral; and (v) proceeds from the sale, transfer, or other disposition of the Pledged Collateral by the Collateral Agent.

"Trustee" shall mean the trustee under the Indenture and includes its successors and assigns.

2.                  Pledge of Pledged Collateral. Grantor does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Collateral Agent in all that stock of Grantor set forth and described on Exhibit "A" attached hereto and by reference made part hereof (which stock is simultaneously herewith being delivered to the Collateral Agent, accompanied by blank stock powers signed by Grantor), together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (hereinafter said property being collectively referred to as the "Pledged Collateral"), all as security for the payment and performance when due of all the following (collectively, the "Secured Obligations"):

(a)                the Borrowers' full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise), and the due performance, of all Facility Obligations; and

(b)               the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all principal of, and interest on, the Indenture Debt, and the due performance of all other obligations of Grantor arising under or in connection with the Indenture Documents; and

(c)                all obligations and liabilities of Grantor under this Agreement, the Parent Guaranty, or any other Loan Document to which the Grantor is a party; and

(d)               all obligations and liabilities of Grantor under the Indenture Documents to which it is a party; and

(e)                all other obligations and liabilities owing by Grantor to any of the Administrative Agent, the Collateral Agent, the Trustee, any Lender, or any Noteholder under this Agreement, the Credit Agreement or any other Loan Document, or the Indenture Documents (including, without limitation, indemnities, fees and other amounts payable thereunder); and

(f)                 the full and prompt payment when due of any and all Collateral Agent Expenses;

in all cases whether now existing, or hereafter incurred under, arising out of, or in connection with, this Agreement, the Credit Agreement or any other Loan Document, or the Indenture Documents, including any such interest or other amounts which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due. It is acknowledged and agreed that the term "Secured Obligations" shall include, without limitation, extensions of credit and issuances of securities of the types described above, whether outstanding on the date of this Agreement or extended or purchased from time to time after the date of this Agreement.

3.                  Holding of Pledged Collateral and Rights. Grantor acknowledges and agrees that the Collateral Agent shall hold the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to return of the Pledged Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Collateral Agent to the Grantor upon payment and performance in full of all the Secured Obligations and termination by the Lenders in writing of any and all Commitments.

4.                  Representations and Warranties. In order to induce the Collateral Agent to accept this Agreement, Grantor hereby represents and warrants to the Collateral Agent: (i) that Grantor has the complete and unconditional authority to pledge the Pledged Collateral, holds (or will hold on date of pledge thereof) the Pledged Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of Collateral Agent) and has (or will have on date of pledge thereof) good right, title and legal authority to pledge the Pledged Collateral in the manner contemplated herein; (ii) that all stock now owned or hereafter owned by Grantor and constituting or which will constitute Pledged Collateral hereunder are, or will be on date of pledge thereof, validly issued, fully paid and non‑assessable; and (iii) that no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the pledge by Grantor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Grantor or (b) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

5.                  Delivery of Additional Securities; Further Assurances. Grantor further covenants with the Collateral Agent that Grantor will cause any additional securities or other property issued to or received by Grantor with respect to any of the Pledged Collateral, whether for value paid by the Grantor or otherwise, and including stock dividends, to be deposited forthwith with the Collateral Agent and be pledged hereunder, in each case accompanied by blank stock powers or other proper instruments of assignment duly executed by Grantor in such form as may be required by the Collateral Agent. Grantor agrees that at any time and from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action that the Collateral Agent may reasonably request, in other to perfect and protect the security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral.

6.                  Name in Which Pledged Collateral Held. Grantor further acknowledges and agrees that the Collateral Agent may hold any of the Pledged Collateral in its own name, endorsed or assigned in blank or in the name of any nominee or nominees, and that the Collateral Agent may deliver any or all of the Pledged Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Agreement as the Collateral Agent may deem advisable.

7.                  Voting Rights; Dividends, Etc.

7.1 So long as no Event of Default (as defined in Section 11 hereof) shall have occurred and be continuing:

(a)                Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement; provided, however, that following request therefor by the Collateral Agent, Grantor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided further, that Grantor shall give the Collateral Agent at least ten days' written notice of the manner in which it intends to exercise any such right.

(b)               Collateral Agent shall execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (a) above.

(c)                Grantor shall be entitled to receive and retain any cash dividends, interest or any other distribution of property paid, payable or otherwise distributed in cash in respect of the Pledged Collateral.

7.2 Upon the occurrence and during the continuance of an Event of Default:

(a)                All rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7.1(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, Grantor shall continue to have the rights to exercise such voting and other consensual rights notwithstanding the occurrence and continuance of an Event of Default until the Collateral Agent delivers a notice to Grantor of its intention to exercise such voting and other consensual rights.

(b)               All rights of Grantor to receive cash dividends, interest, or other distributions in cash, which it would otherwise be authorized to receive and retain pursuant to Section 7.1(a) shall cease and all rights to dividends, interest and other distributions shall thereupon be vested in the Collateral Agent, who shall thereupon have the sole right to receive and hold as Pledged Collateral such interest or other distributions. All dividends, interest and other distributions which are received by Grantor contrary to these provisions shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of Grantor and shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

8.                  Lender Appointed Attorney‑in‑Fact. Grantor hereby irrevocably appoints the Collateral Agent as Grantor's attorney‑in‑fact following an Event of Default, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

9.                  Lender May Perform. If Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall constitute Collateral Agent Expenses and be payable as provided herein.

10.              Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by Grantor, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

11.              Events of Default. The following shall constitute "Events of Default" hereunder:

11.1 Should Grantor assign, attempt to encumber, subject to further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral without the prior written consent of the Collateral Agent;

11.2 If an "Event of Default" occurs under Article 7 of the Credit Agreement or under any other Loan Document; or

11.3 If Grantor shall fail to perform any covenant or agreement set forth herein, or in any document, instrument or agreement evidencing, securing, guaranteeing or pertaining to any of the Secured Obligations.

12.              Remedies. If any Event of Default shall have occurred and be continuing:

12.1 Collateral Agent may exercise (in compliance with all applicable securities laws) in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Georgia at that time, and the Collateral Agent may also, without notice except as specified below, sell (in compliance with all applicable securities laws) the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent notice of sale shall be required by law, Collateral Agent shall give Grantor at least five days' notice of the time and place of any public sale or the time after which any private sale is to be made, which Grantor agrees shall constitute reasonable notification. At any such sale, the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase the whole or any part of the Pledged Collateral. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. Grantor agrees that any sale of the Pledged Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section 12 shall be deemed to be a commercially reasonable sale under Uniform Commercial Code as adopted in the State of Georgia. As an alternative to exercising the power of sale herein conferred upon it, Collateral Agent may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

12.2 Any cash held by the Collateral Agent as Pledged Proceeds (including, without limitation, all Pledged Proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon or any part of the Pledged Collateral following the occurrence of an Event of Default, shall be applied in the same manner as "Proceeds" are applied pursuant to Section 5.4 of that certain Security Agreement dated as of the Closing Date by and among Airborne Express, Inc., ABX Air, Inc., Airborne, Inc., Wilmington Air Park, Inc., Sky Courier, Inc., Aviation Fuel, Inc., Sound Suppression, Inc., Airborne FTZ, Inc., and other parties which may from time to time be joined as Assignors thereunder, and Wachovia Bank, N.A., as Collateral Agent. The Grantor shall be liable for any deficiency.

13.              Expenses. Grantor will upon demand pay to the Collateral Agent the amount of any and all Collateral Agent Expenses.

14.              Registration Rights. In furtherance of the right of the Collateral Agent to sell any or all of the Pledged Collateral pursuant to Section 12 hereof, Grantor agrees that, following the occurrence of an Event of Default upon request of the Collateral Agent and without expense to the Collateral Agent, it will (a) use its best efforts to obtain all necessary governmental approvals for the sale by the Collateral Agent of the Pledged Collateral or any part thereof, (b) prepare, cause to be filed and use its best efforts to cause to become effective with respect to the Pledged Collateral, regardless of the number of shares or principal amount thereof, then held by the Collateral Agent one or more registration statements under the Securities Act of 1933, as amended (the "Act"), or one or more qualifications for exemption from registration under the Act, or one or more similar documents pursuant to any statute then in effect corresponding to the Act, relating to any public offering or sale by the Collateral Agent of such Pledged Collateral, (c) prepare, cause to be filed and use its best efforts to have such Pledged Collateral qualified or registered under the securities laws of such other jurisdictions as Collateral Agent may request in connection with any such offering or sale, (d) include in any such registration statement, qualification statement or similar document all appropriate information relating to the transaction or transactions in which the Collateral Agent proposes to offer or sell such Pledged Collateral, (e) cause to be filed such post‑effective amendments and supplements to each such registration statement, qualification statement or similar document (including, without limitation, any prospectus or offering circular) as may be necessary to make any statement therein contained not untrue or misleading, and such filing, qualification or registration to be kept effective for such period as the Collateral Agent may deem appropriate to facilitate the sale or other disposition of such Pledged Collateral, (f) furnish Collateral Agent with such number of copies of each such registration statement, qualification statement or similar document, preliminary prospectus, prospectus, offering circular and any post‑effective amendments or supplements thereto as the Collateral Agent may request, and (g) do such further acts and things as the Collateral Agent may deem necessary or advisable to effectuate the offering and sale by the Collateral Agent of such Pledged Collateral. Grantor further agrees to indemnify and hold harmless the Collateral Agent and each underwriter (within the meaning of the Act or any statute then in effect corresponding to the Act) acting in the transaction, and each person, firm or corporation controlling (within the meaning of the Act or such corresponding statute) Collateral Agent or underwriter, from and against any and all claims, actions, damages, demands, judgments, losses, liabilities and expenses based upon or arising out of any actual or alleged untrue statement of a material fact contained in any such registration statement, qualification statement or similar document, or part thereof, or any actual or alleged omission to state a material fact required to be stated in any such registration statement, qualification statement or similar document, or part thereof, or necessary to make the statements contained therein not misleading; provided, however, that Grantor shall have no liability to any Person under the foregoing indemnity on account of any actual or alleged untrue or misleading statement contained in, or any actual or alleged omission from, any information furnished in writing to Grantor by such Person specifically for use in such registration statement, qualification statement or similar document. The registration rights provided in this Section 14 may be transferred to any purchaser of the Pledged Collateral, or any portion thereof, at any sale described in Section 12 hereof. Collateral Agent may exercise its rights and powers under this Section prior to any sale pursuant to Section 12 or, alternatively, Collateral Agent may assign such rights to the purchaser at any such sale who shall then have the registration rights specified herein.

15.              Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interest granted to the Collateral Agent hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional irrespective of any of the following, and Grantor expressly consents to the occurrence of any of such events and waives any defense arising therefrom:

(a)                any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto;

(b)               any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Loan Documents, the Indenture Documents, or any other agreement or instrument relating thereto;

(c)                any exchange, release or non‑perfection of any other collateral, or any release or amendment or wavier of or consent to or departure from the Parent Guaranty, the Subsidiary Guaranty, or any other guaranty, for all or any of the Secured Obligations; or

(d)               any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Agreement.

16.              Stock of Receivables Subsidiary; Limitation on Actions. The parties hereto acknowledge that the pledge hereunder of the Pledged Collateral is prohibited by the terms of that certain Amended and Restated Receivables Purchase Agreement dated as of December 28, 2000 (the "Purchase Agreement") among ACI, as Seller, Airborne Express, Inc., as Servicer ("Airborne Express"), Blue Ridge Asset Funding Corporation, as Purchaser ("Blue Ridge") and Wachovia Bank, N.A., as Agent ("Blue Ridge Agent"), as the same may be amended, supplemented, restated or otherwise modified from time to time. To induce Blue Ridge and Blue Ridge Agent to permit the pledge of the Pledged Collateral, the parties hereto agree to the following limitations.

(a)                Anything herein or any other Collateral Document to the contrary notwithstanding:

(i)                  The Collateral Agent, for itself and for the Secured Creditors, agrees that, upon exercising its rights with respect to the Pledged Collateral, it will not take any action adverse to the interests of Blue Ridge and/or the Blue Ridge Agent, including, without limitation, (A) causing ACI to violate or breach any term or provision in any Transaction Documents (as defined in the Purchase Agreement), (B) making any dividends or distributions on such Pledged Collateral, (C) amending or altering any of ACI's organizational documents, or (D) causing ACI to incur any debt, other than, in each case, as may be allowed in the Transaction Documents; provided that any prepayment or termination of the Purchase Agreement in accordance with the terms of the Transaction Documents shall not be deemed adverse to the interests of Blue Ridge and/or the Blue Ridge Agent;

(ii)                In the event that the Collateral Agent receives any payments or funds relating to the Securitization Assets prior to the date on which the Aggregate Unpaids and all other amounts owed under the Transaction Documents have been indefeasibly paid in full in cash in accordance with the terms of the Transaction Documents, the Collateral Agent shall hold such payments or funds in trust for the benefit of the Blue Ridge Agent, and shall promptly transfer such payments or funds to the Blue Ridge Agent;

(iii)               The provisions of this Section 16 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Aggregate Unpaids or any other amounts owed under the Transaction Documents is rescinded or must otherwise be returned by the Blue Ridge Agent or any Purchaser (as such term is defined in the Purchase Agreement) upon the insolvency, bankruptcy or reorganization of the Airborne Express or ACI or otherwise, all as though such payment had not been made; and

(iv)              Prior to the date on which the Aggregate Unpaids and all other amounts owed under the Transaction Documents have been indefeasibly paid in full in cash in accordance with the terms of the Transaction Documents, neither the Collateral Agent nor any Secured Creditor shall object to or contest in any administrative, legal or equitable action or proceeding including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to the Borrowers or the Receivables Subsidiary or their respective property) or object to or contest in any other manner (1) the interests of ACI and its successors and assigns in any of the assets transferred by Airborne Express to ACI pursuant to the Transaction Documents and/or (2) the interests of the Blue Ridge Agent, the Purchaser and/or any Liquidity Bank (as defined in the Purchase Agreement) in the Securitization Assets. Neither the Collateral Agent nor any Secured Creditor shall object to or contest in any manner the receipt of any payment by the Blue Ridge Agent and/or the Purchaser with respect to the Securitization Assets for the satisfaction of the Aggregate Unpaids; and

(b)               The Blue Ridge Agent shall be a third-party beneficiary with respect to this Section 16.

(c)                So long as the Aggregate Unpaids and all other amounts owed under the Transaction Documents have not been indefeasibly paid in full in cash in accordance with the terms of the Transaction Documents, this Section 16 shall not be amended, modified or supplemented without the prior written consent of the Blue Ridge Agent, which consent shall be at the sole discretion of the Blue Ridge Agent, and the provisions of this Section 16 shall be contained in any agreement that amends and restates this Agreement.

17.              Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

18.              No Waiver; Cumulative Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

19.              Severability. If any provision of any of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to the extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

20.              Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when personally delivered or deposited in the mail, registered or certified mail, postage prepaid, addressed as follows or to such other address as may be designated hereafter in writing by the respective parties hereto:

Grantor:

AIRBORNE, INC.
3101 Western Avenue
Seattle, Washington 98121
Attn: CFO and General Counsel

Collateral Agent:

WACHOVIA BANK, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attn: Syndications Group

except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

21.              Time is of the Essence. Time is of the essence in this Agreement.

22.              Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

23.              Lender Not a Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making the Collateral Agent a partner or joint venturer with Grantor or as creating any similar relationship or entity, and Grantor agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Collateral Agent and Grantor.

24.              Jurisdiction. GRANTOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS THE COLLATERAL AGENT MAY ELECT. BY EXECUTION OF THIS AGREEMENT, THE GRANTOR HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GRANTOR IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW. IN FURTHERANCE OF THE FOREGOING, THE GRANTOR HEREBY APPOINTS THE SECRETARY OF STATE OF THE STATE OF GEORGIA AS ITS AGENT FOR SERVICE OF PROCESS.

25.              Acceptance. This Agreement shall not become effective unless and until delivered to the Collateral Agent at its principal office in Atlanta, Fulton County, Georgia and accepted in writing by the Collateral Agent thereafter at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by Grantor).

26.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

27.              WAIVER OF JURY TRIAL. THE GRANTOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed under seal as of the date first above written.

GRANTOR:

AIRBORNE, INC., a Delaware corporation

(SEAL)

By:_/s/ Lanny H. Michael
Title: Senior Vice President and CFO

Attest:_/s/_David C. Anderson
Title: Secretary

COLLATERAL AGENT:

WACHOVIA BANK, N.A., as
Collateral Agent

By:_/s/ Howard Kim
Title: Senior Vice President

EXHIBIT "A"

Description of Securities

10,000 shares of the common stock of Airborne Credit, Inc., a Delaware corporation, which shares represent all of the issued and outstanding shares of Airborne Credit, Inc.